UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

NEFFS BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NEFFS BANCORP, INC.
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
AND
PROXY STATEMENT
2007
www.neffsnatl.com

PROXY STATEMENT
Dated and to be mailed on or about April 9, 2007
NEFFS BANCORP, INC.
5629 ROUTE 873
NEFFS, PENNSYLVANIA 18065
(610) 767-3875
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 9, 2007
TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS	1

PROXY STATEMENT	2

GOVERNANCE OF THE CORPORATION	3

ELECTION OF DIRECTORS	5

SHARE OWNERSHIP	7

COMPENSATION AND PLAN INFORMATION	10

COMPENSATION DISCUSSION and ANALYSIS	12

REPORT OF THE BOARD OF DIRECTORS COMPENSATION COMMITTEE	13

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATIONS	13

REPORT OF THE AUDIT COMMITTEE	13

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	15

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	15

ADDITIONAL INFORMATION	16

OTHER MATTERS	16

NEFFS BANCORP, INC.
5629 Route 873
Neffs, PA 18065-0010
(610)767-3875
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 9, 2007
TO THE SHAREHOLDERS OF NEFFS BANCORP, INC.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Neffs Bancorp, Inc. will be held at the NOVA Building, 2375 Levans Road, Coplay, Pennsylvania, on May 9, 2007, at 7:00 p.m., prevailing time, for the purpose of considering and voting upon the following matters:
1.	To elect 2 Class B directors each to serve for a three-year term and until their successors are elected and qualified;

2.	To ratify the selection of Beard Miller Company LLP as the corporation’s independent auditors for the year ending December 31, 2007; and

3.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.
Only those shareholders of record, at the close of business on March 26, 2007 are entitled to notice of and to vote at the meeting.
Please promptly sign the enclosed proxy card and return it in the enclosed postpaid envelope. We cordially invite you to attend the meeting. Your proxy is revocable and you may withdraw it at any time. You may deliver notice of revocation or deliver a later-dated proxy to the Assistant Secretary of the Corporation before the vote at the meeting.
We enclose, among other things, a copy of the 2006 Annual Report of Neffs Bancorp, Inc.

BY ORDER OF THE BOARD OF DIRECTORS

Michael J. Bailey, Assistant Secretary

Neffs, Pennsylvania
April 9, 2007
YOUR VOTE IS IMPORTANT.
PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD

PROXY STATEMENT
Introduction
This proxy statement is furnished in connection with the solicitation of proxies by Neffs Bancorp, Inc. on behalf of the Board of Directors, for the 2007 Annual Meeting of Shareholders. This proxy statement and the related proxy form are being distributed on or about April 9, 2007.
Neffs Bancorp, Inc. will bear the expense of soliciting proxies. In addition to the use of the mail, directors, officers and employees of the corporation and its subsidiaries may, without additional compensation, solicit proxies.
The annual meeting of shareholders will be held on May 9, 2007, at 7:00 p.m. at the NOVA Building, 2375 Levans Road, Coplay, Pennsylvania. Shareholders of record at the close of business on March 26, 2007, are entitled to vote at the meeting.
At the meeting, shareholders will vote to:
•	Elect 2 Class B directors each to serve for a three-year term.

•	Ratify the selection of Beard Miller Company LLP as the corporation’s independent auditors for the year ending December 31, 2007; and

•	Transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.
Proxies and Voting Procedures
You can vote your shares by completing and returning a written proxy card. You can also vote in person at the meeting. Submitting your voting instructions by returning a proxy card will not affect your right to attend the meeting and vote, if you later decide to attend in person.
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting. However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting, unless you obtain a proxy executed in your favor, from the holder of record. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.
By properly completing a proxy you appoint Ronald Miller as proxy holder and Ronald Gildner as alternate proxy holder to vote your shares, indicated on the proxy card. Any signed proxy card not specifying to the contrary will be voted FOR:
•	Election of the nominees identified in this proxy statement; and

•	Ratification of the selection of independent auditors for the year ending December 31, 2007.
You may revoke your written proxy by delivering written notice of revocation to Michael J. Bailey, Assistant Secretary, Neffs Bancorp, Inc., or by executing a later-dated proxy and giving written notice of the revocation to Mr. Bailey at any time before the proxy is voted at the meeting. Proxy holders will vote shares represented by proxies on the accompanying proxy, if properly signed and returned, in accordance with instructions of shareholders.
Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of management.
At the close of business on March 26, 2007, Neffs Bancorp, Inc had 197,941 shares of common stock, par value $1.00 per share, issued and outstanding.
Quorum
A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the conduct of business. Under Pennsylvania law and Neffs Bancorp, Inc.’s bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting. Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter. Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority. Each share is entitled to one vote on all matters submitted to a vote of the shareholders. All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in the cases where the vote of a greater number of shares is required by law or under Neffs Bancorp, Inc.’s Articles of Incorporation or Bylaws. In the case of the election of directors, the candidates receiving the highest number of votes are elected. Shareholders are not entitled to cumulate votes for the election of directors.
Assuming the presence of a quorum, the two nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected. Votes withheld from a nominee and broker non-votes will not be cast for the nominee.
Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the ratification of the selection of independent accountants. Abstentions and broker non-votes are not deemed to constitute “votes cast” and, therefore, do not count either for or against ratification. Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the required majority is calculated.
GOVERNANCE OF THE CORPORATION
Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board of Directors has adopted and adheres to corporate governance practices, which the Board of Directors and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices; Pennsylvania law (the state in which we are incorporated), and SEC regulations, as well as best practices suggested by recognized governance authorities.
Meetings and Committees of the Board of Directors
The Board of Directors of Neffs Bancorp, Inc. met 5 times during 2006. There were a total of 13 meetings of the various committees of the Board of Directors in 2006. While the corporation has no specified attendance policy, all directors attended at least 75% or more of the meetings of the Board of Directors and of the various committees on which they served. All elected Directors attended the 2006

Annual Meeting of Shareholders and we expect that they will all attend this year’s meeting. The Board of Directors has a majority of independent Directors, as defined by NASDAQ. The independent Directors are Robert B. Heintzelman, John F. Sharkey, Jr., John F. Simock, Mary Ann Wagner and Duane A. Schleicher.
The Board of Directors has an Audit Committee. In addition, the Board of Directors performs the functions of the Compensation Committee and the Nominating Committee.
Compensation Committee
During 2006, the Board of Directors performed the function of a compensation committee. The Board of Directors believes it is not necessary to have a separate compensation committee since the compensation of the Chief Executive Officer and all other executive officers of the corporation’s subsidiary is determined by a majority of independent directors. The Chief Executive Officer is not present during voting or deliberations on his compensation. The Board of Directors met once as the compensation committee in 2006.
Nominating Committee
During 2006, the Board of Directors performed the functions of the nominating committee. Nominees are selected by a majority of independent directors. The Board of Directors believes this process adequately performs the function of a nominating committee. Under our by-laws, nominations for director may be made only by the Board of Directors or a Board of Directors committee, or by a shareholder of record entitled to vote. Section 10.1 of the corporation’s bylaws requires a shareholder to deliver a notice of nomination for election to the Board of Directors to the Secretary no later than 60 days in advance of the anniversary date of the prior year’s shareholder meeting. For our annual meeting in the year 2008, we must receive this notice on or before March 9, 2008. You can obtain a copy of the full text of the by-law provision by writing to Michael J. Bailey, Assistant Secretary, Neffs Bancorp, Inc., 5629 Route 873, Neffs, Pennsylvania 18065-0010. The nominating committee met one time in 2006.
Audit Committee
The Audit Committee performs the duties set forth in its charter, which include reviewing significant audit and accounting principles, policies and practices, reviewing performance of internal auditing procedures, reviewing reports of examination received from regulatory authorities and recommending annually, to the Board of Directors, the engagement of an independent certified public accountant. Members of the Audit Committee during 2006 were Robert B. Heintzelman, Chairman, Mary Ann Wagner and John F. Sharkey, Jr. The Audit Committee met four times during 2006.
The Board of Directors has determined that John F. Sharkey, Jr. is an audit committee financial expert. The committee has the authority to engage legal counsel, consultants or other experts, as it deems appropriate to carry out its responsibilities. Throughout 2006, the Audit Committee has consulted with legal counsel.
Shareholder Communications
The Board of Directors does not have a formal process for shareholders to send communications to the Board of Directors. Due to the infrequency of shareholder communications to the Board of Directors, the Board of Directors does not believe that a formal process is necessary.

Submission of Shareholder Proposals
If a shareholder wants us to include a proposal in our proxy statement for presentation at our 2008 annual meeting of shareholders, the proposal must be addressed to and received by the Secretary/Assistant Secretary at our principal executive offices at 5629 Route 873, P.O. Box 10, Neffs, Pennsylvania 18065-0010 no later than December 15, 2007.
We are not required to include any proposal received after December 15, 2007 in our proxy materials for the 2008 annual meeting.
Code of Ethics
Since 2003, we have had a Code of Ethics. Our Code of Ethics is applicable to our directors, officers and employees, including our Chief Executive Officer and senior financial officers. The Code of Ethics encourages individuals to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics. The Board of Directors periodically receives reports on our compliance program. Any shareholder can request a copy of the Code of Ethics, free of charge, by writing to Michael J. Bailey, Assistant Secretary, at 5629 Route 873, P.O. Box 10, Neffs, Pennsylvania 18065-0010. We also filed a copy of the Code of Ethics with the SEC as an exhibit to our December 31, 2003 Annual Report on Form 10-K.
ELECTION OF DIRECTORS
Section10.2 of the Neffs Bancorp, Inc. bylaws provide that the Board of Directors consists of not less then five or more than twenty five persons. The Board of Directors is also divided into three classes. Each class consists, as nearly as possible, of one-third of the directors. The bylaws also provide that the directors of each class are elected for a term of three years, so that the term of office of one class of directors expires at the annual meeting each year. The Board of Directors determines the number of directors in each class.
A majority of the Board of Directors may increase the number of directors between meetings of the shareholders. Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death, or any other reason, may be filled by appointment by the remaining directors. Any director who is appointed to fill a vacancy holds office until the expiration of the term of office of the class of directors to which he was appointed.
The Board of Directors has fixed the number of directors at eight. There are two nominees for the Board of Directors for election at the 2007 Annual Meeting. The Board of Directors has nominated the following two persons for election to the Board of Directors for the terms specified:
Nominees for Class B Directors
For a Term of Three Years
Robert B. Heintzelman
Kevin A. Schmidt
The Board of Directors endeavors to act in the best interest of the corporation’s shareholders in nominating potential candidates for directorship. The directors will review the candidate’s education, work experience, general business knowledge, community involvement, and overall integrity prior to nomination. Mr. Heintzelman and Mr. Schmidt currently serve as elected members of the Board of

Directors. Upon evaluation of their business knowledge and work ethics, the Board of Directors as a whole recommends the election of Mr. Heintzelman and Mr. Schmidt.
In the event that any of the nominees are unable to accept nomination or election, proxy holders will vote proxies given pursuant to this solicitation in favor of other persons recommended by the Board of Directors. The Board of Directors has no reason to believe that any of its nominees will be unable to serve as a director if elected.
Information about Nominees and Continuing Directors
Information, as of March 26, 2007, concerning the two nominees to the Board of Directors and the six continuing directors appears below.

	Director	Principal Occupation for the Past Five years and
Name and Age	Since	Positions Held with Neffs Bancorp, Inc. and Subsidiaries
		Nominees- Class B Directors— For a Term of Three Years
Robert B. Heintzelman, 48	1999	Mr. Heintzelman and his family are the owners of Heintzelman Funeral Home, Inc. located in Schnecksville, Pennsylvania.

Kevin A. Schmidt, 45	2004	Mr. Schmidt serves as the Executive Vice President and Chief Executive Officer of The Neffs National Bank and Treasurer of Neffs Bancorp, Inc.

		Class A Directors — Continuing Directors
John J. Remaley, 71	1986	Mr. Remaley was employed by The Neffs National Bank from 1953 to 1995, when he retired. Mr. Remaley continues to serve as President of The Neffs National Bank and President and Chief Executive Officer of Neffs Bancorp, Inc. Mr. Remaley also serves on the boards of several non-profit organizations.

Herman P. Snyder, 94	1986	Mr. Snyder continues to serve as Vice President of Neffs Bancorp, Inc. and Chairman of The Neffs National Bank’s Board of Directors since 1986. Mr. Snyder is a retired superintendent from the Northern Lehigh School District.

John F. Sharkey, Jr., 51	2005	Mr. Sharkey is a senior partner in the accounting firm of Concannon, Miller & Co., located in Allentown, Pennsylvania.

		Class C — Continuing Directors
John F. Simock, 70	1997	Mr. Simock, the prior owner of John F. Simock, Inc., a general contracting firm, is retired.

Mary Ann Wagner, 66	2003	Ms. Wagner is the President of A. J. Henry Lumber Co. located in Neffs, Pennsylvania.

Duane A. Schleicher, 45	2005	Mr. Schleicher owns and operates Northside Heights Mobile Home Park and Schleicher Mobile Home Sales, Inc., both located in Carbon County, Pennsylvania.

SHARE OWNERSHIP
Principal Holders
The following table shows, to the best of our knowledge, those persons or entities, who owned of record or beneficially, on March 26, 2007 more than 5% of the outstanding Neffs Bancorp, Inc. common stock.
Beneficial ownership of Neffs Bancorp, Inc. common stock was determined by referring to Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:
•	Voting power, which included power to vote or to direct the voting of the stock; or

•	Investment power, which includes the power to dispose or direct the disposition of the stock; or

•	The right to acquire beneficial ownership within 60 days after March 26, 2007

Name and Address	Amount and Nature of		Percent of
Of Beneficial Owner	Beneficial Ownership		Class

John J. Remaley 4116 Kilmer Ave. Allentown, PA 18104	10,943	[1]	5.53%

Herman P. Snyder 5519 Route 873 Neffs, PA 18065	13,540	[2]	6.84%

William F. and Alma P. Deibert 4801 E. Texas Road Allentown, PA 18106	11,720		5.86%

CEDE & Co.[3] P.O. Box 20 Bowling Green Station New York, NY 10274	29,958		15.13%

[1]	Includes 4,250 shares owned individually by Mr. Remaley, 3,126 shares owned directly by his spouse, 3,062 shares owned directly by his sons, 5 shares owned directly by his grandson and 500 shares owned directly by his sister.

[2]	Includes 1,000 shares owned individually by Mr. Snyder, 4,000 shares owned jointly with his daughter, 4,040 shares owned jointly with his son, 2,750 shares owned directly by his son and 1,750 shares owned jointly by his daughter and son-in-law.

[3]	“CEDE & Co.” is the name used by The Depository Trust Company (“DTC”), which holds shares on behalf of its participant brokers and banks. These participant brokers and banks in turn hold the shares on behalf of their clients, the individual beneficial owners. Under this system, state law deems DTC to be the “legal” owner of the shares, and DTC therefore possesses all of the rights incident to share ownership, including the right to vote.

Beneficial Ownership of Executive Officers, Directors and Nominees
The following tables show, as of March 26, 2007 the amount and percentage of Neffs Bancorp, Inc. common stock beneficially owned by each director, each nominee, each named executive officer and all directors, nominees and executive officers of the corporation as a group.
Beneficial ownership of shares of Neffs Bancorp, Inc. common stock is determined in accordance with Securities and Exchange Commission Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:
•	Voting power, which includes the power to vote or to direct the voting of the stock; or

•	Investment power, which includes the power to dispose or direct the disposition of the stock; or

•	The right to acquire beneficial ownership within 60 days after March 27, 2006.
Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly by the reporting person. The number of shares owned by the directors, nominees and executive officers is rounded to the nearest whole share.
Executive Officers
This table provides information, as of March 26, 2007 about the corporation’s and subsidiary’s executive officers.

		Principal Occupation For the Past Five Years and Position
Name	Age	Held with Neffs Bancorp, Inc. and Subsidiary

Herman P. Snyder	94	Chairman of the Board of Directors, The Neffs National Bank and Vice President, Neffs Bancorp, Inc.

John J. Remaley	71	President and Chief Executive Officer, Neffs Bancorp, Inc. and President, The Neffs National Bank.

Kevin A. Schmidt	45	Executive Vice President and Chief Executive Officer,
		The Neffs National Bank and
		Treasurer, Neffs Bancorp, Inc.

Michael J. Bailey	51	Cashier and Chief Operations Officer,
		The Neffs National Bank.

Carol L. Jones	58	Assistant Cashier and Operations Officer,
		The Neffs National Bank.

	Amount and Nature of		Percent of
Name of Individual or Identity of Group	Beneficial Ownership		Class

Directors and Nominees

Robert B. Heintzelman	2,180	[1]	1.10%

John J. Remaley	10,943	[2]	5.53%

Duane A. Schleicher	2,226	[3]	1.12%

Kevin A. Schmidt	1,019	[4]	.51%

John F. Sharkey, Jr.	1,081	[5]	.55%

John F. Simock	1,696	[6]	.86%

Herman P. Snyder	13,540	[7]	6.84%

Mary Ann Wagner	6,045	[8]	3.05%

Other Named Executives

Michael J. Bailey	20	[9]	.01%

Carol L. Jones	10	[10]	.01%

All Directors, Nominees and Executive Officers as a Group (10 persons)	38,760		19.58%

[1]	Includes 1,010 shares owned individually by Mr. Heintzelman, 4 shares owned directly by his spouse, 30 shares owned directly by his son and daughters, 55 shares owned jointly by his mother and father, 250 shares owned jointly by his mother and brother, 100 shares owned jointly with his mother, 606 shares owned directly by his mother, 45 shares owned directly by his brother and 40 shares owned directly by his nieces.

[2]	Includes 4,250 shares owned individually by Mr. Remaley, 3,126 shares owned directly by his spouse, 3,062 shares owned directly by his sons, 500 shares owned directly by his sister and 5 shares owned directly by his grandson.

[3]	Includes 1,180 shares owned individually by Mr. Schleicher, 300 shares owned jointly with his spouse, 126 shares owned jointly by his sister and brother-in-law, 90 shares owned jointly with his daughters, 230 shares owned directly by his brother and 300 shares owned directly by his father.

[4]	Includes 1,000 shares owned individually by Mr. Schmidt, 9 shares owned jointly with his spouse, 5 shares owned directly by his stepson, 2 shares owned by his brother, 2 shares owned by his sister-in-law and 1 share owned by his niece.

[5]	Includes 1,000 shares owned individually by Mr. Sharkey and 81 shares owned jointly with his spouse.

[6]	Includes 1,553 shares owned individually by Mr. Simock, 40 shares owned directly by his spouse, 18 shares owned directly by his son, 45 shares owned directly by his grandsons, 15 shares owned directly by his son-in-law, 15 shares owned directly by his daughter and 10 shares owned directly by his daughter-in-law.

[7]	Includes 1,000 shares owned individually by Mr. Snyder, 4,040 shares owned jointly with his son, 2,750 shares owned directly with his son, 4,000 shares owned directly by his daughter and 1,750 shares owned jointly by his daughter and son-in-law.

[8]	Includes 1,755 shares owned individually by Ms. Wagner, 1,000 shares owned by the Robert Wagner Trust, 791 shares owned individually by Ms. Wagner’s daughters, 1,800 shares owned individually by Ms. Wagner’s son-in-law and 699 shares owned individually by her nieces and nephew.

[9]	The shares are held jointly with Mr. Bailey’s spouse.

[10]	The shares are held jointly with Ms. Jones’ spouse.

COMPENSATION AND PLAN INFORMATION
Executive Compensation
The following table summarizes the total compensation, for each of the last three years for John J. Remaley, Neffs Bancorp, Inc.’s Chief Executive Officer since 1986, and Kevin A. Schmidt, The Neffs National Bank Chief Executive Officer since 1995 and Principal Financial Officer of Neffs Bancorp, Inc.
Summary Compensation Table

							Change in Pension
							Value and
							Nonqualified
						Non-Equity	Deferred
Name and						Incentive Plan	Compensation	All Other
Position	Year	Salary	Bonus	Stock Awards	Option Awards	Compensation	Earnings	Compensation		Total

John J. Remaley President & Chief	2006	—	—	—	—	—	—	$1,000	[1]	$1,000
Executive Officer, Neffs Bancorp, Inc.;	2005	—	—	—	—	—	—	1,000	[1]	1,000
President, The Neffs National Bank	2004	—	—	—	—	—	—	1,000	[1]	1,000

Kevin A. Schmidt Executive Vice	2006	$90,000	—	—	—	—	—	7,355	[2]	97,355
President & Chief Executive	2005	85,000	—	—	—	—	—	7,593	[2]	92,593
Officer, The Neffs National Bank; Treasurer, Neffs Bancorp, Inc.	2004	79,500	—	—	—	—	—	7,536	[2]	87,036

[1]	These amounts represent the bank’s contribution on behalf of Mr. Remaley to the bank’s Director Deferred Compensation Fund.

[2]	These amounts represent the bank’s contribution on behalf of Mr. Schmidt to the Employee Profit Sharing and Retirement Trust Plan, premiums paid by the bank on behalf of Mr. Schmidt for Life Insurance and Long Term Disability Insurance.
Employee Profit Sharing and Retirement Trust Fund Plan
The bank maintains and sponsors a defined contribution 401(k) savings and investment plan. The plan is administered by the bank and is subject to the Internal Revenue Code of 1986 and to the regulations promulgated thereunder. Participants are entitled to certain rights and protection under the Employee Retirement Income Security Act of 1974.
Each bank employee who attains the age of 18, successfully completes any probationary period(s) and completes 1,000 hours of service per year may participate in the bonus (other than year-end bonus), or other direct remuneration to the plan. Generally, eligible employees may not contribute more than 15% of their compensation. Each year, the bank determines the amount, if any, which it will contribute to the plan. The bank’s contributions to the 401(k) plan for each participant vest in 5 to 6 years from plan enrollment. The employee’s contribution to the 401(k) plan vest immediately. The bank incurred expenses of $59,000.00, $64,000.00 and $57,000.00 for financial reporting purposes during 2006, 2005, and 2004 respectively, in connection with the plan.
Neffs Bancorp, Inc. Directors’ Compensation
The following table summarizes total compensation for Bancorp Directors for 2006. Directors are compensated by the bank, rather than by Neffs Bancorp, Inc.

					Change in Pension
					Value and
					Nonqualified
					Deferred
	Fees Earned or Paid			Non-Equity	Compensation		All Other
Name	in Cash	Stock Awards	Options Awards	Incentive Plan	Earnings		Compensation		Total

Robert B. Heintzelman	$12,000	—	—	—	$1,288	[1]	$300	[2]	$13,588
John J. Remaley	12,000	—	—	—	1,426	[1]	—		13,426
Duane A. Schleicher	12,000	—	—	—	1,000	[1]	100	[2]	13,100
John F. Sharkey, Jr.	12,000	—	—	—	1,000	[1]	—		13,000
John F. Simock	12,000	—	—	—	1,389	[1]	225	[2]	13,614
Herman P. Snyder	12,000	—	—	—	1,426	[1]	1,000	[2]	14,426
Mary Ann Wagner	12,000	—	—	—	1,108	[1]	400	[2]	13,508
Kevin A. Schmidt	12,000	—	—	—	—		—		12,000

Total	$96,000	—	—	—	$8,637		$2,025		$106,662

[1]	These amounts represent the change in retirement plan balances for 2006 including company contributions of $1,000 and interest earned.

[2]	These amounts represent real estate inspections of $25 per day with a $1,250 annual maximum.
Directors receive no remuneration for attendance at meetings of the Board of Directors of Neffs Bancorp, Inc. Each director of the bank received in 2006, $1,000.00 per month for attendance at Board of Directors and committee meetings of the bank. In addition, directors of the bank receive $25.00 for each trip made in the course of performing site inspections, relating to real estate transactions, with a maximum of $1,250.00 per year. During 2006, the bank paid its directors $2,025.00 for site inspections. The bank also contributed $1,000.00 to each non-employee director’s respective deferred compensation plan. In aggregate, the directors received $105,025.00 from the bank during the 2006 fiscal year.
Transactions with Directors and Executive Officers
Some of Neffs Bancorp, Inc.’s directors and executive officers and the companies with which they are associated were customers of and had banking transactions with Neffs Bancorp, Inc.’s subsidiary during 2006. All loans and loan commitments made to them and to their companies were made in the ordinary course of bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the bank, and did not involve more than a normal risk of collectiblity or present other unfavorable features. Total loans to these persons at December 31, 2006, amounted to $2,343,000. Neffs Bancorp, Inc.’s subsidiary bank anticipates that it will enter into similar transactions in the future. The same procedures apply to the approval of related party transactions as to non-related party transactions. The director or officer will not be allowed to participate in discussions concerning the transaction or to vote if a vote is required.

COMPENSATION DISCUSSION AND ANALYSIS
The corporation’s Board of Directors governs the corporation and its subsidiary. In fulfilling its fiduciary duties, the board of directors endeavors to act in the best interests of the corporation’s shareholders, customers, and the communities served by the corporation and its subsidiary. To accomplish the corporation’s strategic goals and objectives, the board of directors engages competent persons, who undertake to accomplish these objectives with integrity and with cost-effectiveness. The board of directors fulfills part of its strategic mission through the compensation of these individuals. The bank, the corporation’s wholly-owned financial subsidiary, provides compensation to the corporation’s and the bank’s directors, officers, and employees.
The corporation seeks to offer competitive compensation opportunities for all employees based on the individual’s contribution and personal performance. The entire board of directors administers the compensation program. The Board of Directors seeks to establish a fair compensation policy to govern the executive officers base salaries and incentive plans to attract and motivate competent, dedicated, and ambitious managers, whose efforts will enhance the corporation’s products and services and will result in improved profitability, increased dividends to the shareholders, and subsequent appreciation in the market value of the corporation’s shares.
General labor market conditions, the individual’s specific responsibilities and the individual’s contributions to the corporation’s success influence total compensation opportunities available to the corporation’s and the bank’s employees. The Board of Directors reviews individuals annually and strives to offer compensation that is competitive with that offered by employers of comparable size in our industry. Through these compensation policies, the corporation strives to meet its strategic goals and objectives to its constituencies and provide compensation that is fair and meaningful to its executive officers.
The primary element of executive compensation is base salary. The Board of Directors reviews and annually approves the compensation of the corporation’s and the bank’s top executives, including the chief executive officer/executive vice president and the chief operating officer. The Board of Directors determines compensation increases based on its subjective analysis of the individual’s contribution to the corporation’s strategic goals and objectives. In determining whether the strategic goals have been achieved; the Board of Directors considers numerous factors including the following: the corporation’s performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the Board of Directors measures the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criteria and an employee’s compensation, nor does the Board of Directors, in its analysis, attribute a particular weight to any specific criteria. The Board of Directors makes a subjective determination after review of all relevant information, including the above.
In addition to base salary, the bank’s executive officers may participate in annual and long-term incentive plans including the bank’s Employee Profit Sharing and Retirement Trust Fund.
The board of directors does not deem Section 162(m) of the Internal Revenue Code (the IRC) to be applicable to the corporation at this time. The board of directors intends to monitor the future application of IRC Section 162(m) to the compensation paid to its executive officers; and in the event that this section becomes applicable, the board of directors intends to amend the corporation’s and the bank’s compensation policies to preserve the deductibility of the compensation payable under the policies.

REPORT OF THE BOARD OF DIRECTORS’ COMPENSATION COMMITTEE
The Board of Directors, acting as the Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Board of Directors has recommended that the Compensation Discussion and Analysis be included in this Proxy Statement.
Board of Directors

Robert B. Heintzelman	John J. Remaley
Duane A. Schleicher	Kevin A. Schmidt
John F. Sharkey, Jr.	John F. Simock
Herman P. Snyder	Mary Ann Wagner
COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
Kevin A. Schmidt is a member of the Compensation Committee. Mr. Schmidt makes recommendations regarding merit raise increases for all employees. Mr. Schmidt does not participate in matters concerning his own compensation.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee of the Board of Directors is comprised of directors who meet NASDAQ standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in 2003. A copy of this Charter was filed with Neffs Bancorp, Inc.’s 2004 Proxy Statement.
The Audit Committee met with management periodically during the year to consider the adequacy of the corporation’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the corporation’s independent auditors and with appropriate corporation financial personnel and internal auditors. The Audit Committee also discussed with the corporation’s senior management and independent auditors the process used for certifications by the corporation’s chief executive officer and chief financial officers which are required for certain of the corporation’s filings with the Securities and Exchange Commission.
The Audit Committee met privately at its regular meeting with both the independent auditors and the internal auditors, as well as with the principal financial officer on a number of occasions, each of whom has unrestricted access to the Audit Committee.
The Audit Committee recommended Beard Miller Company LLP as the independent auditors for the corporation after reviewing the firm’s performance and independence from management.
The Board of Director’s has determined that John F. Sharkey, who is independent, is an audit committee financial expert.
Management has primary responsibility for the corporation’s financial statements and the overall reporting process, including the corporation’s system of internal controls.

The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the corporation in conformity with generally accepted accounting principles and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee.
The Audit Committee reviewed with management and Beard Miller Company LLP, the corporation’s independent auditors, the corporation’s audited financial statements and met separately with both management and Beard Miller Company LLP to discuss and review those financial statements and reports prior to issuance. Management has represented, and Beard Miller Company LLP has confirmed, to the Audit Committee, that the financial statements were prepared in accordance with generally accepted accounting principles.
The Audit Committee received from and discussed with Beard Miller Company LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from the corporation. The Audit Committee also discussed with Beard Miller Company LLP matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. The Audit committee implemented a procedure to monitor accountant independence, reviewed audit and non-audit services performed by Beard Miller Company LLP and discussed with the accountants their independence.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors and the Board of Directors has approved that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the Securities and Exchange Commission. The Committee and the Board of Directors have also recommended, subject to shareholder ratification, the selection of Beard Miller Company LLP as Neffs Bancorp, Inc.’s independent auditors for the year ending December 31, 2007.
The Sarbanes-Oxley Act of 2002 and the auditor independence rules of the United Sates Securities and Exchange Commission require all public accounting firms who audit issuers to obtain pre-approval from their respective Audit Committee in order to provide professional services without impairing independence. Beard Miller Company LLP previously issued engagement letters to or obtained formal approval from the Audit Committee for certain services. These services are summarized below.

The following fees were incurred for 2006 and 2005:

	Year Ended December 31
	2006	2005
Audit fees[1]	$50,779	$46,922
Audit related fees[2]	641	—
Tax fees	—	—
All other fees	—	—

Total:	$51,420	$46,922

[1]	Includes professional services rendered for the audit of the Corporation’s annual financial statements and review of financial statements included in Forms 10-Q, or services normally provided in connection with statutory and regulatory filings, including out-of-pocket expenses.

[2]	Assurance and related services reasonably related to the performance of the audit or review of financial statements include the following: review of preliminary internal control documentation for future Section 404 compliance.
The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining Beard Miller Company LLP’s independence.
Audit Committee
Robert B. Heintzelman, Chairman
Mary Ann Wagner
John F. Sharkey, Jr.
SECTION 16(a) BENEFICIAL
OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities and Exchange Act of 1934 requires Neffs Bancorp, Inc.’s directors, executive officers and shareholders who beneficially own more than 10% of Neffs Bancorp, Inc.’s outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Neffs Bancorp, Inc. with the Securities and Exchange Commission. Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied within a timely fashion during 2006.
RATIFICATION OF SELECTION OF
INDEPENDENT AUDITORS
The Audit Committee has recommended and the Board of Directors has selected Beard Miller Company LLP as independent auditors for the examination of its financial statements for the fiscal year ending December 31, 2007. Beard Miller Company LLP served as the corporation’s independent auditors for the year ended December 31, 2006.
Beard Miller Company LLP has advised us that neither the firm nor any of its associates has any relationship with the corporation or its subsidiaries other than the usual relationship that exists between independent auditors and clients.

We expect a representative of Beard Miller Company LLP to be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representative desires to do so.
The Board of Directors recommends that the shareholders vote FOR ratification of the selection of Beard Miller Company LLP as independent auditors for the fiscal year ending December 31, 2007.
ADDITIONAL INFORMATION
Any shareholder may obtain a copy of Neffs Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2006, including the financial statements and related schedules and exhibits, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to Michael J. Bailey, Assistant Secretary, Neff Bancorp, Inc., 5629 Route 873, PO Box 10, Neffs, Pennsylvania 18065-0010, or visiting the SEC website at www.sec.gov/edgarhp.htm or by calling (610) 767-3875. You may also view these documents on our website at www.neffsnatl.com.
Pursuant to Securities and Exchange Commission rules, Neffs Bancorp, Inc. intends to send a single proxy statement and annual report to multiple shareholders who share the same address and who have the same last name, unless we receive instructions to the contrary from one or more of the shareholders. This method of delivery is known as “house holding.” Upon written or oral request, a separate copy of the annual report and/or proxy statement, as applicable, will be delivered promptly to a security holder at a shared address to which a single copy of the documents was delivered or, if you wish to receive a separate proxy statement or annual report in the future send a written request to Michael J. Bailey, Assistant Secretary, Neffs Bancorp, Inc., 5629 Route 873, PO Box 10, Neffs, Pennsylvania 18065. If you are receiving multiple copies of the proxy statement and annual report and want to request one copy, please notify Mr. Bailey.
OTHER MATTERS
The Board of Directors knows of no matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting. However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

NEFFS BANCORP, INC.
PROXY
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 9, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, as holder of common stock of Neffs Bancorp, Inc (the “Corporation”) hereby constitutes and appoints Ronald Miller as proxy holder and Ronald Gildner as alternate proxy holder of the undersigned, with full power of substitution and to act without the other, to vote all of the shares of the Corporation that the undersigned may be entitled to vote at the NOVA Building, 2375 Levans Rd., Coplay, Pennsylvania on May 9, 2007 at 7:00 p.m., prevailing time, and at any adjournment or postponement thereof, as indicated upon the matters described in the proxy statement.
PLEASE MARK YOUR CHOICE LIKE THIS ☒ IN BLUE OR BLACK INK.
I plan to attend the meeting ☐
1.	ELECTION OF 2 DIRECTORS OF THE CORPORATION FOR 3 YEAR TERMS:

Nominees:	Robert B. Heintzelman
Kevin A. Schmidt

☐ FOR all nominees listed above (except as marked to the contrary below)

☐ WITHHOLD AUTHORITY to vote for all nominees listed above
To withhold authority to vote for any individual nominee, write that nominees name in the space below;
              __________________________________________________________________________________________________________________________________________________
              __________________________________________________________________________________________________________________________________________________
The Board of Directors recommends a vote FOR all these nominees
2.	RATIFICATION OF THE SELECTION OF BEARD MILLER COMPANY LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS THE INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2007.

☐ FOR	☐ AGAINST	☐ ABSTAIN
The Board of Directors recommends a vote FOR this proposal.
Please Remember to Sign Your Proxy
~Continued on Reverse Side~

3.	IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES AND FOR EACH PROPOSAL.

Signature of Shareholder	Signature of Shareholder
Dated: ____________________, 2007
Neffs Bancorp, Inc. has 197,941 outstanding shares held as of the Record Date of March 26, 2007.
THIS PROXY MUST BE DATED, SIGNED BY THE SHAREHOLDER(S) AND RETURNED PROMPTLY TO THE CORPORATION IN THE ENCLOSED ENVELOPE. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH MUST SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE AND SIGN EACH CARD AND RETURN ALL PROXY CARDS IN THE ENCLOSED ENVELOPE.
THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.